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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   November 24 2003
                                           ---------------------

                           Advanced Biotherapy, Inc.
                           -------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                    0-26323                 51-0402415
----------------------------    -------------------    -------------------------
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)         Identification No.)


6355 Topanga Canyon Boulevard, Suite 510
Woodland Hills, California                                91367
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (818) 883-6716
                                                   --------------------

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Item 5.  OTHER EVENTS.

         The Registrant reported that the Office of Orphan Products Development of the US Food and Drug Administration has granted the Company "Orphan Drug Designation" for its investigational antibodies to interferon-gamma to treat Immunologic Corneal Allograft Rejection.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

Designation                          Description of Exhibit
99.1                                 Press Release dated November 24, 2003




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ADVANCED BIOTHERAPY, INC.
                                        (Registrant)

Date:    November 24, 2003              By: /s/Edmond Buccellato
                                            --------------------------
                                            Edmond Buccellato, President and CEO



                                INDEX TO EXHIBITS

Exhibit                              Description
-------                              -----------

99.1                                 Press Release dated 11/24/03


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